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                                                                 Exhibit 10.13.1

                            FIRST AMENDMENT TO LEASE

         This First Amendment to Lease dated as of the 25th day of May, 2000 by and between Wellsford/Whitehall Holdings, L.L.C., a Delaware limited liability company ("LANDLORD"), and MCK Communications, Inc., a Delaware corporation ("TENANT").

                                    RECITALS

         WHEREAS, Landlord and Tenant are parties to that certain Lease dated as of January 12, 2000 (the "LEASE") with respect to space in the building known and numbered as Cutler Lake Corporate Center, 117 Kendrick Street, Needham, Massachusetts (the "BUILDING"), which space consists of approximately 32,665 rentable square feet, as more particularly described therein (the "ORIGINAL PREMISES");

         WHEREAS, Tenant wishes to lease from Landlord and Landlord wishes to lease to Tenant an additional 16,221 rentable square feet of space, as shown on the attached EXHIBIT A-3 (the "EXPANSION SPACE"); and

         WHEREAS, Landlord and Tenant wish to amend the Lease to reflect the addition of the Expansion Space to the Original Premises on the terms hereinafter set forth on the terms hereinafter set forth;

         NOW THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to amend the Lease as follows, effective upon Substantial Completion of Landlord's Work with respect to the Expansion Space, as such terms are defined in the attached EXHIBIT C-1 (the "EXPANSION COMMENCEMENT DATE"):

         1. To amend the Lease by deleting "32,665" in Section 1.1 and substituting in place thereof "48,886."

         2. To amend the Lease by deleting "fifteen and 39/100 percent (15.39%), (calculated as 32,665/212,227)" in Section 1.2 and substituting in place thereof "twenty-three and 03/100 percent (23.03%), (calculated as 48,886/212,227)."

         3. To amend Section 1.3 of the Lease to read in its entirety as follows: "The term of this Lease (the "TERM" or "LEASE TERM") shall commence on the Commencement Date, as defined in Section 1.4, below (and as more fully set forth in EXHIBIT C hereto) with respect to the Original Premises, and shall expire eighty-four (84) months thereafter (the "LEASE EXPIRATION DATE"); provided that if the Commencement Date is a date other than the first day of a calendar


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month, the Lease Term shall commence on the Commencement Date and run for the number of months set forth above beginning on the first day of the first calendar month following the Commencement Date. The Term of this Lease with respect to the Expansion Space shall commence on the Expansion Commencement Date and shall expire on the Lease Expiration Date."

         4. To amend Section 1.5.1 of the Lease to read in its entirety as follows:


               Annual Base Rent
    MONTHS     PER SQUARE FOOT         ANNUAL BASE RENT      MONTHLY BASE RENT
    ------     ---------------         ----------------      -----------------
     1-60         $26.95                $1,317,477.70          $109,789.81
    61-84         $27.95                $1,366,363.70          $113,863.64

         5. To amend the Lease by deleting "One Million Twenty-Four Thousand and 00/100 Dollars ($1,024,000.00)" in Section 3.1(a) and substituting in place thereof "One Million Five Hundred Fifty-One Thousand One Hundred Eighty-Two and 50/100 Dollars ($1,551,182.50)." Tenant shall replace Letter of Credit No. S-023-STBY-50103508 dated January 19, 2000 issued by BankBoston, N.A. with a new letter of credit in the form attached hereto as EXHIBIT D-1 (thereafter, the "LETTER OF CREDIT").

         6. To amend the Lease by deleting "112" wherever it appears in Section 46 and substituting in place thereof "167."

         7. All references in the Lease to "Premises" shall mean the Original Premises, as expanded by the Expansion Space.

         8. All references to EXHIBIT A-1 in the Lease shall mean EXHIBIT A-1 and EXHIBIT A-3.

         9. All references to EXHIBIT C in the Lease shall mean EXHIBIT C and EXHIBIT C-1 as they apply to the Original Premises and the Expansion Space, respectively.

         10. All references to EXHIBIT D in the Lease shall mean EXHIBIT D, as modified by EXHIBIT D-1.

         11. All references in the Lease to "Landlord's Work" shall mean "Landlord's Work," as defined in EXHIBIT C, and "Landlord's Expansion Work," as defined in EXHIBIT C-1, as the context permits; all references in the Lease to "Tenant's Work" shall mean "Tenant's Work," as defined in EXHIBIT C, and "Tenant's Expansion Work," as defined in EXHIBIT C-1, as the context permits.

         12. All capitalized terms used herein, and not otherwise defined herein, shall have the meaning ascribed thereto in the Lease.


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         Except as expressly amended herein, all other terms of the Lease remain unchanged and the Lease is in all respects, confirmed, ratified and approved and on the date of this Amendment, subject to the terms hereof, in full force and effect.

         IN WITNESS WHEREOF, Landlord and Tenant have duly executed this First Amendment to Lease under seal in one or more counterparts as of the day and year first above written.


                            LANDLORD:

                            WELLSFORD/WHITEHALL HOLDINGS, L.L.C., a Delaware limited liability company


                            By:   /s/ Richard R. Previdi
                                 ----------------------------------
                                 Richard R. Previdi
                                 Authorized Signatory



                            TENANT:

                            MCK COMMUNICATIONS, INC.,
                            a Delaware corporation


                            By:  /s/ Paul Zurlo
                                ---------------------------------
                                Paul Zurlo
                                Chief Financial Officer



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